UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2006

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

________________________________

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

Date: April 4, 2006

By: /s/ Christopher A. Wolking
Christopher A. Wolking
Executive Vice President and Chief Financial Officer